Note 3 - Acquisitions (Detail) - Summarized unaudited pro forma results of operations for the years ended December 31, 2011 and 2012 assuming that all significant acquisitions during the year ended December 31, 2011 and 2012 occurred as of January 1, 2011: (USD $)
12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Revenues (in Dollars)	$ 31,966,408	$ 55,119,450
Net loss attributable to China Finance Online Co., Limited (in Dollars)	$ (13,641,361)	$ (19,392,948)
Net loss per share attributable to China Finance Online Co. Limited
- basic	$ (0.13)	$ (0.18)
- diluted	$ (0.13)	$ (0.18)